Exhibit 99.1

DarkPulse, Inc. Solidifies Strategic Partnership with Drone

Based A.I. Company Remote Intelligence

NEW YORK, New York –April 29, 2021 – Dark Pulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation, and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) which provides a data stream of critical metrics for assessing the health and security of infrastructure, announces that the Company has signed a partnership agreement with Remote Intelligence, LLC, a firm offering fully integrated, geo-rectiﬁed, 3D modeled mapping for industrial applications specializing in the energy and environmental industries.

Integrating the latest tech solutions including artificial intelligence and emissions detection, Remote Intelligence is globally connected firm with their base of operations in Pennsylvania. Remote Intelligence provides premier unmanned aerial services as part of their holistic intelligence consultation and solutions focused on aerial drone systems. Offering rapid comprehensive site mapping and aerial inspection services Remote Intelligence specializes in fully integrated, geo-rectiﬁed, 3D modeled mapping for industrial applications in the energy and environmental industries. Remote also provides aerial survey, video inspection services, emergency support services, wildlife and habitat surveys, and comprehensive system design, training, and sales for both the commercial and private sectors.

“Remote Intelligence’s AI built unmanned platforms will integrate with DarkPulse’s monitoring services providing drone based intelligence solutions,” stated DarkPulse Chairman and CEO Dennis O’Leary. “Remote area deployments such as along national borders and Oil & Gas pipeline right of ways require rapid responses in off grid remote operations. Remote Intelligence’s drone services allow for the immediate visualization of threats or changes to infrastructure to determine a best plan of action.”

About Remote Intelligence, LLC

Remote Intelligence provides premier provider unmanned aerial services as part of their holistic intelligence consultation and solutions focused on aerial drone systems offering rapid comprehensive site mapping and aerial inspection services. They specialize in fully integrated, geo-rectiﬁed, 3D modeled mapping for industrial applications in the energy and environmental industries. Also providing aerial survey, video inspection services, emergency support services, wildlife and habitat surveys, and comprehensive system design, training, and sales for both the commercial and private sectors. Integrating the latest tech solutions including artificial intelligence and emissions detection. Remote Intelligence is globally connected with their base of operations in Pennsylvania.

For more information, visit https://remote-intelligence.com

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

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Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

doleary@DarkPulse.com

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